UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

The information in Item 2.01 below is incorporated herein by reference in its entirety.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On June 5, 2018, Leaf Group Ltd. (the “Company”) acquired 100% of the issued and outstanding membership interests (the “Units”) of Well+Good LLC, a New York limited liability company (“Well+Good”), pursuant to a Purchase Agreement, dated as of June 5, 2018 (the “Purchase Agreement”), by and among the Company, Well+Good, the holders of the Units of Well+Good (each a “Seller” and collectively the “Sellers”) (the “Acquisition”).  The purchase price was $10,000,000 in cash, subject to customary transaction adjustments (the “Closing Consideration”), of which $750,000 was held back by the Company to secure post-closing indemnification obligations of the Sellers and post-closing adjustments to the purchase price.  Any remaining portion of the holdback amount that is not subject to then-pending claims will be paid on the 12-month anniversary of the closing of the Acquisition.

Pursuant to the Purchase Agreement, the Company also agreed to pay to certain key employee/equity holders of Well+Good incremental cash consideration targeted at $9,000,000 (the “Target Incremental Consideration”) upon the achievement of certain operating targets through the end of the 2020 fiscal year, and subject to reduction, increase and acceleration in certain circumstances.  The sum of the Closing Consideration and the Target Incremental Consideration is less than two times the last twelve months revenue of Well+Good, as of May 31, 2018.

The Purchase Agreement provides that the Sellers will indemnify the Company for breaches of the representations, warranties and covenants of the Sellers, as well as certain other specified matters, subject to certain limitations set forth therein, including among other things, limitations on the period during which the Company may make certain claims for indemnification and limitations on the amounts for which the Sellers may be liable.

The foregoing is only a summary of the material terms of the Purchase Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Purchase Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

Item 7.01                                           Regulation FD Disclosure.

On June 6, 2018, the Company issued a press release announcing the Acquisition (the “Press Release”). The Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated June 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF GROUP LTD.

Date: June 6, 2018	By:	/s/ Jantoon Reigersman
Jantoon Reigersman
Chief Financial Officer